Acquisitions and Dispositions - Summary of Table Resumes Consideration and Fair Value of the Acquired Assets and the Liabilities Assumed on the Acquisiton (Detail) - CTEB [member] $ in Millions	Dec. 31, 2019 ARS ($)
Disclosure of business acquisitions by acquisition assets acquired and liabilities assumed [line items]
Property, plant and equipment	$ 20,330
Inventories	341
Financial assets at fair value	682
VRD	(9,760)
Total net identifiable assets / consideration	$ 11,593